Half-year results For the period ended 30 June 2016 5 August 2016 Exhibit 99.2

1 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Overview Financial review Portfolio review UK portfolio Summary Mary Ricks Fraser Kennedy Peter Collins Mike Pegler Mary Ricks Agenda

2 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Overview Mary Ricks, CEO

Overview | Financial review | Portfolio review | UK focus | Outlook | Appendix

KWE investment proposition

Unlocking value of under-resourced real estate

1 Diversified cash flows underpin robust dividends

£165.4m
Topped-up NOI[1]

7.0 / 9.0
H1 16 WAULT (years) (first break) / (to expiry)

24p
H1 16 DPS paid

2 Growing income through asset management

+4.7%
Ahead of passing rent on previously occupied space[2]

+2.7%
Ahead of valuers' ERV[2]

£16.0m
Target incremental NOI from selected asset management

3 Creating value through asset management and selective recycling

240bps
Spread between YOC and exit yield

+25.6%
Disposals ROC (to date)

+5.3%
Premium to BV on completed disposals

Notes
1 Topped-up NOI includes expiration of rent-free periods and contracted rent steps over the next two years. Annualised NOI of £161.4m
2 Including PPE

3
Kennedy Wilson Europe Real Estate Plc / Half-year results 2016

KENNEDY WILSON EUROPE REAL ESTATE PLC

4 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Diversified cash flows underpin robust dividends 22% 5% 6% 67% Portfolio NOI 2: £165.4m 33% Euro income 30% 7% 5% 58% Portfolio value 1 : £3,063.2m Ireland Spain Italy UK 42% Euro assets Refer to property valuations paragraph on page 57. Third party valuations carried out by CBRE, the principal valuer, noted that it was not possible to gauge the effect of the UK’s EU membership referendum held on 23 June 2016 by reference to transactions and market comparables. Topped-up 1 2 Notes Overview Financial review Portfolio review Outlook Appendix UK focus Asset base and income diversified across Europe

5 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Growing income through asset management NOI of £5.1m, 20 year term certain FRI lease to Bank of Ireland Before After Overview Financial review Portfolio review Summary Appendix UK focus Completed redevelopment of Baggot Plaza, Dublin 4

6 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Creating value through AM and selective recycling Disposals: £165.5m Acquisitions: £172.8m 88% Occupancy £28.8m Average lot size (Purchase price) 96% Occupancy £5.5m Average lot size (Sales price) Strong locations with good covenants and asset management upside Smaller properties with limited future upside Overview Financial review Portfolio review Summary Appendix UK focus

7 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Highlights Financial Net investments £173m Acquisitions (H1 16) 7.1% Accounting return (H1 16) 2.9% Cost of debt (H1 16) 26.8p +17% Adjusted earnings per share (H1 16 vs H1 15) 1,234p +5.1% Adjusted NAV per share (H1 16) +34.7% NOI growth (H1 16 vs H1 15) £47.3m +1.6% Valuation uplift (H1 16) £315m 17 mths Disposals Hold period (to date, incl PPE) 5.8% Exit yield (to date) Overview Financial review Portfolio review Summary Appendix UK focus

8 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Excluding development assets, hotels and loans H1 2016: including 10 loan collateral assets; 2015: including 20 loan collateral assets Over all commercial leasing transactions including letting of vacant space, re-letting and renewals Operational achievements Notes 1 2 3 Portfolio AM transactions +1.8% Ahead of valuers' ERV3 +4.3% Ahead of passing rent on previously occupied space 85 420,000 Number of commercial sq ft AM transactions £3,063m Portfolio value 2015: £2,793m 95% Occupancy 2015: 96% 278 Number of assets2 2015: 302 8.8% Under-rented portfolio1 (Based on 30 Jun 16 ERVs) Overview Financial review Portfolio review Summary Appendix UK focus

9 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Finance review Fraser Kennedy, Head of Finance

10 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Strong liquidity and solid earnings Income statement highlights H1 2016 H1 2015 YoY change (%) Net operating income (£m) 78.7 58.4 35 Adjusted earnings1 (£m) 36.2 31.0 17 Adjusted earnings1 (p per share) 26.8 23.0 17 Dividends (p per share) 24.0 15.0 60 Adjusted earnings are defined as EPRA earnings adding back any performance fee expense (capital in nature) 1 Notes Overview Financial review Portfolio review Summary Appendix UK focus

11 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Accounting return of 7.1% for six months to Jun-16 Balance sheet highlights H1 2016 FY 2015 Six-month change (%) Portfolio value (£m) 3,063.2 2,792.7 9.7% Cash (£m) 459.0 326.5 40.6% Secured debt (£m) 905.8 841.3 7.7% Unsecured debt (£m) 834.0 594.8 40.2% LTV (%) 41.8% 39.7% 2.1 pp Adjusted NAV1 (p per share) 1,233.8 1,174.5 5.1% Adjusted NAV is defined as EPRA NAV deducting fees accounted for in the share-based payments reserve 1 Notes Overview Financial review Portfolio review Summary Appendix UK focus

12 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Strong NOI underpins sustainable dividends 0 10 20 30 40 50 60 70 80 90 NOI Admin costs Investment management fee Net finance cost Tax Adjusted Earnings Adjusted Earnings Dividends Paid 36.2 -6.0 -8.1 -28.9 -2.9 32.6 NOI Admin costs1 Inv tment man ge ent Dividends p i Adju ted earnings Net finance costs Ta Dividend Cover: 1.1x H 1 2 01 6 ad ju sted e arn in g s (£ m ) 24p/share +78.7 +3.4 EPRA adjustments Admin costs include items such as administrator and adviser costs, expensed acquisition costs and legal fees 1 Notes Overview Financial review Portfolio review Summary Appendix UK focus

13 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 5.1% adjusted NAV growth 1,596.5 1,677.2 +47.3 +36.4 -32.6 +29.6 1,300 1,400 1,500 1,600 1,700 or 1,233.8p Valuation surplus Retained earnings Dividends paid FX /other Adjusted NAV 30 June 16 ≈ Adjusted NAV 31 Dec 15 Mov emen t in a d ju st ed N A V ( £m ) or 1,174.5p Overview Financial review Portfolio review Summary Appendix UK focus

14 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 RCF £150m undrawn Well staggered debt maturities 75.0 90.2 507.9 70.7 292.1 300.0 161.7 459.0 0 100 200 300 400 500 600 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2030+ Unsecured bond – Fixed Unsecured RCF 1 Secured - Floating Secured - Fixed Deb t ex pir y (£m ) Secured – Floating with option extension 2 year extension options Facilities £m Margin Total cost Term (years) Fixed 57% 994.0 Na 321bps 7.1 Floating 43% 745.8 204bps 235bps 4.4 Total 100% 1,739.8 204bps 288bps 6.0 292.1 Overview Financial review Portfolio review Summary Appendix UK focus 75.3 ≈ 1 Notes

15 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Hedging reduces volatility 1,553 1,157 145 360 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Total Euro assets €1,698m Total Euro debt & derivatives €1,517m Investments (properties + loans) Working capital 68% natural hedges 21% FX derivatives Eu ro ba la nc e sh ee t at J u n e 16 ( €m ) 61% 27% 12% 88% debt fixed or hedged Fixed Hedged via Interest rate cap Floating 88% fixed interest debt 89% Euro balance sheet FX hedging Debt FX derivatives Overview Financial review Portfolio review Summary Appendix UK focus

16 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Significant liquidity (£m) FY 2015 H1 2016 Cash 326.5 459.0 Undrawn facilities 225.0 150.0 Total liquidity 551.5 609.0 Overview Financial review Portfolio review Summary Appendix UK focus EUR cash: €188.1m GPB cash: £302.0m £459m cash 34% 66%

17 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Portfolio review Peter Collins, COO

18 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Asset management focus H1 16 Smart recycling of capital Intensive day to day AM Progressing key projects, development & refurbs Baggot Plaza, Dublin Block K, Dublin Moraleja Green, Madrid Hambridge Lane, Newbury Lakelands RP, Cavan Gatsby, 25 assets Overview Financial review Portfolio review Summary Appendix UK focus

19 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Portfolio assembly 2016: £173m Towers Business Park Manchester: £82.0m (May 2016) The Chase Dublin: £49.5m (May 2016) Blackrock Business Park Dublin: £11.2m (Mar 2016) Leisureplex Dublin: £11.9m (Apr 2016) Schoolhouse Lane Dublin: £7.7m (Feb 2016) Dukes Park Industrial Chelmsford: £10.5m (June 2016) AVL: Pioneer Point, Ilford (loan converted to direct real estate) Feb 2016 Overview Financial review Portfolio review Summary Appendix UK focus

20 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Suburban office acquisitions, South Dublin 14 Tenants c.44% Day 1 reversion 3.9 WAULT (years) 74% Occupancy 226,000 Area (sq ft) €76.9m Purchase price 7.0% Target yield on cost Key tenants Blackrock, South Dublin The Chase, South Dublin €340 psf Purchase price Overview Financial review Portfolio review Summary Appendix UK focus 4.6% Yield on cost 3 Buildings

21 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 £300m disposal programme complete No. of assets Area (000 sq ft) Gross sale proceeds (£m) Premium to BV (%) Return on cost (%) Hold period (months) Disposals1 Office 15 955 80 6% 45% 17 Retail 14 215 44 12% 35% 13 Industrial 1 407 17 3% 37% 21 Leisure 11 164 20 15% 16% 13 Loans 24 na 131 3% 10% 18 As of H1 16 65 1,741 292 5% 24% 17 PPE 3 112 23 – 58% 18 TOTAL incl PPE 68 1,853 315 5% 26% 17 (all figures are estimates) Future disposals 200 c.15% Overview Financial review Portfolio review Summary Appendix UK focus From January 2015 1 Notes

Overview | Financial review | Portfolio review | UK focus | Summary | Appendix

Key projects driving significant value growth

Practical completion
2 assets

Baggot Plaza, Dublin 4



Block K, Vantage, Dublin 18



Work in progress
5 assets

111 BPR, Victoria, London



Stillorgan, Co. Dublin



Pioneer Point, Ilford



Portmarnock, Co. Dublin



Fairmont, St. Andrews



In planning
2 assets

9 Puerta del Sol, Madrid



Friars Bridge Court, London



Concept & design
4 assets

La Moraleja Green SC, Madrid



Leisureplex, Co. Dublin



Eton House, Maidenhead



Norfolk House, Croydon



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Kennedy Wilson Europe Real Estate Plc / Half-year results 2016

KENNEDY WILSON EUROPE REAL ESTATE PLC

23 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 25% 6% 1% 8% 42% of portfolio from Euro assets 30% 7% 5% 58% £3,063.2m 52% £3,063.2m Ireland Spain Italy UK Office Retail Residential Industrial Other 1 Loans Includes hotel and leisure assets and Park Inn NPL 1 Notes Overview Financial review Portfolio review Summary Appendix UK focus 8%

24 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Secure income with upside Portfolio 9% under-rented Long-term cash flows 7.0 yrs / 9.0 yrs WAULT (to first break / expiry) c. 560 tenants diversifying cash flows Under/ (over) rented1 Office 15% Retail -2% Industrial 9% Residential 4% Other2 15% TOTAL 9% Based on 30 June 2016 ERV’s Excludes hotels and real estate loans Notes 1 2 4% 11% 9% 9% 12% 55% 0% 10% 20% 30% 40% 50% 60% 2016 2017 2018 2019 2020 Thereafter Well staggered lease breaks and expiries Top 10 tenants represent 30% of rent Overview Financial review Portfolio review Summary Appendix UK focus Strong occupancy 95%

25 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 171.5 165.4 -9.9 +5.9 161.4 +10.1 100 110 120 130 140 150 160 170 180 Incremental NOI £16.0m Target incremental NOI Overview Top p ed -up NO I ( £m ) Overview Financial review Portfolio review Summary Appendix UK focus Contracted NOI Topped-up NOI 30 Jun 16 PPE/pipeline disposals Target NOI Contracted income Net key AM activity 2016-2018 Includes disposals completed PPE, exchanged and under offer Includes disposals on market / pipeline -3.3 -6.6 +15.1 -5.0

26 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Strong ERV growth across Euro assets LF L E R V growth (% ) 0 2 4 6 8 10 Industrial Retail Residential Office +2.2% +5.9% +3.0% 1.7% +2.6% LFL ERV growth across the portfolio LF L E R V growth (% ) 0 2 4 6 8 10 Ireland UK Italy Spain +0.6% 9.7% +5.4% +1.3% Overview Financial review Portfolio review Summary Appendix UK focus

27 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Strong Euro asset valuations L F L va luatio n grow th (% ) -2 0 2 4 6 8 Retail Office Residential Industrial +1.3% +5.8% +1.5% -0.4% LF L va lu atio n gro w th (% ) -2 0 2 4 6 8 Spain Italy Ireland UK +3.6% +6.1% +4.5% -1.0% +1.6% LFL valuation uplift across the portfolio Overview Financial review Portfolio review Summary Appendix UK focus

28 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 UK portfolio Mike Pegler, Head of AM – UK, Spain & Italy

29 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 UK portfolio highly diversified across sectors Topped-up 1 Notes Overview Financial review Portfolio review Summary Appendix UK focus 40% 25% 12% 11% 1% 7% 4% Regional offices Diversified, high quality portfolio Central London office 2 major offices with strong reversionary potential Industrial Strong fundamentals to drive NOI forward Retail Long WAULT and liquid portfolio UK NOI1: £110.1m Hotels Leisure PRS

30 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Broad income diversity across UK tenants & industries Top 10 UK tenants represent 20% of total portfolio rent1 Corporates & business services Overview Financial review Portfolio review Summary Appendix UK focus General merchandise 18% 10% 10% 9% 8% 8% 7% 6% 6% 5% 5% 4% 4% Media Consumer staples Other Oil & gas Industrials Transportation Financial institutions Government Software Telecom Leisure Based on commercial leases only, numbers shown as % of topped-up rent 1 Notes

31 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Delivering on UK leasing P as sing r en t (£m ) 0.9 1.8 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 Previous +0.9 12 Number of commercial leases signed +£0.9m Additional income 167,800 Area (sq ft) +6.1% Ahead of valuers' ERV Achieved Strong activity post Referendum 63 leases signed in 20161 Overview Financial review Portfolio review Summary Appendix UK focus 63 Number of commercial leases signed 500,700 Area (sq ft) +4.1% Ahead of passing rent on previously occupied space +3.1% Ahead of valuers' ERV Includes PPE activity 1 Notes

32 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Leasing activity continues to drive income Big Lottery Fund Tenant £521,190 Rent p.a. 5 years Term certain +9.2% Ahead of valuers’ ERV Renewal Transaction type Apex House, Birmingham Portlethen RP, Aberdeen Eley Road, Edmonton Key terms: Odyssey portfolio B&M Tenant £310,500 Rent p.a. 15 years Term certain 8.7% YOC New letting Transaction type Key terms: Gatsby portfolio SIG Trading Tenant £225,000 Rent p.a. 10 years Term certain +74.0% Uplift on passing rent Re-gear Transaction type Key terms: Gatsby portfolio Overview Financial review Portfolio review Summary Appendix UK focus

33 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Delivering on non-core UK disposals £24m disposals completed post Referendum £298m disposals completed since January 20151 Overview Financial review Portfolio review Summary Appendix UK focus 17 mnths Hold period 18 mnths Hold period 5.9% Exit yield 4 Number of assets 56.3% ROC 8.3% 5.9% 0.0 2.0 4.0 6.0 8.0 10.0 Exit yield -240bps Yield on cost Y ie ld (% ) 25.9% ROC 5.9% Exit yield Includes PPE activity 1 Notes 55 Number of assets

34 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Asset management achievements driving disposals Imperial House (Tiger portfolio) £186 £psf £11.2m Purchase price 49.8% ROC £16.5m Sale proceeds Birmingham office Achievements over 22 month hold:  23% increase in occupancy  NOI growth +69% Icon (Tiger portfolio) £75 £psf Achievements over 23 month hold:  Worked up residential scheme  Achieved premium on sale £7.3m Purchase price 93.0% ROC £13.0m Sale proceeds Stevenage office Gatsby, 25 UK assets £160 £psf £35.1m Purchase price 17.3% ROC £43.0m Sale proceeds Achievements over avg. 11 month hold:  Exit to special purchasers at 5.5% yield Overview Financial review Portfolio review Summary Appendix UK focus Maidenhead high street retail

35 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Summary Mary Ricks, CEO

36 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Significant progress meeting goals +60% H1 16 dividend growth over H1 15 25.6% ROC on disposals to date £7.9m Baggot Plaza & Block K NOI to come £315m Disposals to date Income growth Solid dividend Recycling capital Opportunistic investors Liquidity + opportunity Overview Financial review Portfolio review Summary Appendix UK focus 24p/share H1 16 dividend growth £1.8m Rent signed post 23 June

37 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Appendix

38 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Adjusted earnings Adjusted EPS 26.8p, (June 15: 23.0p) Half year to 30 June 2016 Half year to 30 June 2015 (£m) (p) (£m) (p) Profit for the period after taxation 78.7 57.9 149.3 110.2 Net change in fair value (45.7) (33.6) (119.5) (88.2) Fair value loss on interest caps 0.9 0.7 - - Time value of foreign exchange zero premium options 2.4 1.8 - - Gain on purchase of a business and acquisition related expenditure 0.1 0.1 1.2 0.9 Gain on sale and other gains (0.2) (0.1) (5.5) (4.0) EPRA EARNINGS 36.2 26.8 25.5 18.9 Performance fee - - 5.5 4.1 ADJUSTED EARNINGS 36.2 26.8 31.0 23.0 Overview Financial review Portfolio review Summary Appendix UK focus

39 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Summary balance sheet EPRA net assets Investment property 1 Loans secured by real estate PORTFOLIO VALUE Cash and cash equivalents Borrowings NET DEBT Other net liabilities IFRS NET ASSETS EPRA adjustments EPRA NET ASSETS Performance fee Investment management fee ADJUSTED NAV 30 Jun 2016 (£m) 2,981.3 81.9 3,063.2 459.0 (1,739.8) (1,280.8) (102.8) 1,679.6 (0.3) 1,679.3 - (2.1) 1,677.2 31 Dec 2015 (£m) 2,613.5 179.2 2,792.7 326.5 (1,436.1) (1,109.6) (53.9) 1,629.2 (0.9) 1,628.3 (29.7) (2.1) 1,596.5 Third party valuations (RICS Red Book) have been undertaken by CBRE on direct property assets (other than FIP which was completed by Colliers); loan portfolios have been fair valued by Duff & Phelps Notes 1 Overview Financial review Portfolio review Summary Appendix UK focus

40 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Balanced debt structure 48% 52% £1,739.8m debt Secured debt Unsecured debt TTM = term to maturity Notes 1 £834.0m Unsecured debt TTM1: Total fixed cost: Fixed debt: 7.4 years 3.3% 100% £905.8m Secured debt TTM1: Total cost : Total fixed/hedged debt: 4.7 years 2.5% 78% Overview Financial review Portfolio review Summary Appendix UK focus

41 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 3.7x 0.0 1.0 2.0 3.0 4.0 5.0 Group interest cover IC R ( x) ICR minimum: 1.5x NOI headroom of 59% Good covenant headroom 41.8% 0% 10% 20% 30% 40% 50% 60% 70% 80% Group leverage LTV ( % ) LTV maximum covenant: 60% Valuation headroom of 30% Overview Financial review Portfolio review Summary Appendix UK focus

Overview | Financial review | Portfolio review | UK focus | Summary | Appendix

June 2016 portfolio

Top ten office & retail tenants

Top 10 office tenants	Topped -up rent (£m)	% of total	Top 10 retail tenants	Topped -up rent (£m)	% of total
Italian Government	11.5	13.1	Carrefour	4.3	8.9
Telegraph Media Group	5.8	6.6	Marks & Spencer	1.7	3.5
BT	4.6	5.3	Debenhams	1.5	3.0
KPMG	3.8	4.3	Pendragon	1.4	2.9
Bank of Ireland	3.8	4.3	Snax	1.2	2.5
HSBC Plc	3.4	3.9	Tesco	1.2	2.5
Conoco (UK)	3.0	3.4	Superdrug	0.9	1.9
UK Government	3.0	3.4	Cine-UK	0.9	1.9
Mason Hayes & Curran	2.8	3.2	Matalan	0.9	1.8
Chevron North Sea	2.5	2.8	Wilko	0.8	1.7
Top 10 tenants	**44.2**	**50.3**	**Top 10 tenants**	**14.8**	**30.6**
Remaining tenants	43.7	49.7	Remaining tenants	33.7	69.4
Total office	**87.9**	**100.0**	**Total retail**	**48.5**	**100.0**

Top ten assets

Asset	UK/ Ireland	City	Sector	Area ('000 sq ft)
Buckingham Palace Road	UK	London	Office	224
Baggot Plaza	Ireland	Dublin 4	Development	129
40/42 Mespil Road	Ireland	Dublin 4	Office	118
Russell Court	Ireland	Dublin 2	Office	139
Towers	UK	Manchester	Office	289
Vantage/ Central Park	Ireland	Dublin 18	PRS[1]	260
Stillorgan S.C.	Ireland	Co. Dublin	Retail	142
Pioneer Point	UK	London	PRS[1]	152[2]
Friars Bridge Court	UK	London	Office	99
LMG	Spain	Madrid	Retail	325
TOTAL				**1,877**

Notes
1 Private rented sector residential
2 Excludes area of vacant south tower

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Kennedy Wilson Europe Real Estate Plc / Half-year results 2016

KENNEDY WILSON EUROPE REAL ESTATE PLC

Overview | Financial review | Portfolio review | UK focus | Summary | Appendix

June 2016 sector break down

UK portfolio summary

Sector	Area (m sq ft)	No. of assets	Portfolio value[1] (£m)	NOI[2] (£m)	EPRA NIY (%)	Acq'n YOC (%)	WAULT (years)	EPRA Occup'y (%)
Office	2.8	32	879.3	54.4	5.8%	6.9%	4.6	95.1%
Retail	2.1	131	411.3	27.9	6.2%	6.9%	8.3	96.7%
Industrial	2.9	34	190.0	12.3	5.9%	7.3%	6.2	94.2%
Leisure	0.6	12	113.5	6.9	5.5%	7.0%	12.1	96.9%
Residential	0.1	1	76.0	1.2	1.5%	2.9%	-	87.5%
PROPERTY TOTAL	**8.5**	**210**	**1,670.1**	**102.7**	**5.6%**	**6.7%**	**6.3**	**95.3%**
Development	-	-	-	-	-	-	-	-
Hotel	-	1	38.5	1.7	4.2%	5.8%	-	-
Loans	-	7	58.8	5.7	9.2%	9.6%	-	-
TOTAL / AVERAGE	**8.5**	**218**	**1,767.4**	**110.1**	**5.7%**	**6.8%**	**6.3**	**95.3%**

IRELAND portfolio summary

Sector	Area (m sq ft)	No. of assets	Portfolio value[1] (£m)	NOI[2] (£m)	EPRA NIY (%)	Acq'n YOC (%)	WAULT (years)	EPRA Occup'y (%)
Office	0.8	13	434.2	19.7	4.3%	5.4%	8.1	93.9%
Retail	0.5	7	159.1	9.7	5.8%	6.4%	16.8	98.0%
Industrial	-	-	-	-	-	-	-	-
Leisure	0.0	1	3.1	0.2	4.5%	6.9%	17.0	100.0%
Residential	0.3	2	98.1	4.4	4.3%	4.4%	-	96.9%[3]
PROPERTY TOTAL	**1.6**	**23**	**694.5**	**34.0**	**4.7%**	**5.6%**	**10.9**	**94.5%**
Development	-	4	168.9	-	-	-	-	-
Hotel	-	1	30.5	1.3	4.1%	5.1%	-	-
Loans	-	3	23.1	1.0	4.1%	4.0%	-	-
TOTAL / AVERAGE	**1.6**	**31**	**917.0**	**36.3**	**4.6%**	**5.5%**	**10.9**	**94.5%**

Notes
1 Third party valuations (RICS Red Book) have been undertaken by CBRE on direct property assets; loan portfolios have been fair valued by Duff & Phelps in each case at 30 June 2016
2 Topped-up
3 Excludes commercial

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Kennedy Wilson Europe Real Estate Plc / Half-year results 2016

KENNEDY WILSON EUROPE REAL ESTATE PLC

Overview | Financial review | Portfolio review | UK focus | Summary | Appendix

June 2016 sector break down (cont'd)

SPAIN portfolio summary

Sector	Area (m sq ft)	No. of assets	Portfolio value[1] (£m)	NOI[2] (£m)	EPRA NIY (%)	Acq'n YOC (%)	WAULT (years)	EPRA Occup'y (%)
Retail	0.9	17	138.1	9.0	6.1%	6.7%	3.3	83.3%
Development	-	3	74.6	-	-		-	-
TOTAL / AVERAGE	**0.9**	**20**	**212.7**	**9.0**	**6.1%**	**6.7%**	**3.3**	**83.3%**

ITALY portfolio summary

Sector	Area (m sq ft)	No. of assets	Portfolio value[1] (£m)	NOI[2] (£m)	EPRA NIY (%)	Acq'n YOC (%)	WAULT (years)	EPRA Occup'y (%)
Office	1.1	9	166.1	10.0	5.8%	6.3%	6.4	100.0%
TOTAL / AVERAGE	**1.1**	**9**	**166.1**	**10.0**	**5.8%**	**6.3%**	**6.4**	**100.0%**

TOTAL portfolio summary

Sector	Area (m sq ft)	No. of assets	Portfolio value[1] (£m)	NOI[2] (£m)	EPRA NIY (%)	Acq'n YOC (%)	WAULT (years)	EPRA Occup'y (%)
Office	4.7	54	1,479.6	84.1	5.3%	6.4%	5.6	95.4%
Retail	3.5	155	708.5	46.6	6.1%	6.8%	8.9	93.6%
Industrial	2.9	34	190.0	12.3	5.8%	7.3%	6.2	94.2%
Leisure	0.6	13	116.6	7.1	5.4%	7.0%	12.2	96.9%
Residential	0.4	3	174.1	5.6	3.1%	3.6%	-	93.9%[3]
PROPERTY TOTAL	**12.1**	**259**	**2,668.7**	**155.7**	**5.4%**	**6.4%**	**7.0**	**94.6%**
Development	-	7	243.5	-	-	-	-	-
Hotel	-	2	69.0	3.0	4.1%	5.6%	-	-
Loans	-	10	81.9	6.7	7.7%	8.2%	-	-
TOTAL / AVERAGE	**12.1**	**278**	**3,063.2**	**165.4**[4]	**5.5%**	**6.5%**	**7.0**	**94.6%**

Notes
1 Third party valuations (RICS Red Book) have been undertaken by CBRE on direct property assets (other than FIP which was completed by Colliers); loan portfolios have been fair valued by Duff & Phelps in each case at 30 June 2016
2 Topped-up
3 Excludes commercial
4 Annualised NOI: £161.4m

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Kennedy Wilson Europe Real Estate Plc / Half-year results 2016

KENNEDY WILSON EUROPE REAL ESTATE PLC

Overview | Financial review | Portfolio review | UK focus | Summary | Appendix

2016 portfolio assembly

Towers Business Park
Manchester, UK

Purchase date	4 May
No. of buildings	10
Purchase price (£m)	82.0
YOC (%)	6.7
Cap value (£ psf)	284
WAULT (years)	5.0
Occupancy (%)	96.3

Dukes Park
Chelmsford, UK

Purchase date	8 Jun
No. of assets	1
Purchase price (£m)	10.5
YOC (%)	6.8
Cap value (£ psf)	66
WAULT (years)	2.9
Occupancy (%)	100.0

The Chase
Dublin 18, Ireland

Purchase date	3 May
No. of assets	1
Purchase price (£m)	49.5
YOC (%)	3.8
Cap value (£ psf)	282
WAULT (years)	3.4
Occupancy (%)	68.2

Blackrock Business Park
Co. Dublin, Ireland

Purchase date	4 Mar
No. of buildings	2
Purchase price (£m)	11.2
YOC (%)	6.8
Cap value (£ psf)	222
WAULT (years)	5.2
Occupancy (%)	98.5

Leisureplex
Co. Dublin, Ireland

Purchase date	21 Apr
No. of assets	1
Purchase price (£m)	11.9
YOC (%)	na
Cap value (£ psf)	na
WAULT (years)	na
Occupancy (%)	na

Schoolhouse Lane
Dublin 2, Ireland

Purchase date	24 Feb
No. of assets	1
Purchase price (£m)	7.7
YOC (%)	na
Cap value (£ psf)	na
WAULT (years)	na
Occupancy (%)	na

Loans converted to direct real estate

Pioneer Point
Ilford

Conversion date	5 Feb
No. of assets	1
YOC (%)	na
Cap value (£ psf)	456
WAULT (years)	na
Occupancy (%)	87.5

45
Kennedy Wilson Europe Real Estate Plc / Half-year results 2016

KENNEDY WILSON EUROPE REAL ESTATE PLC

Overview | Financial review | Portfolio review | UK focus | Summary | Appendix

£71.6m of capex spend

Scheme name	Description	Location	Sector	Current area (sq ft)	New area (sq ft)	CTC[1] (£m)	PC timing[2]	Occ'y
Completed development schemes								
Block K, Vantage	Ground up resi development	Dublin	PRS[3]	-	166 units	£8.2	27-Jul	–
Baggot Plaza	Office redevelopment	Dublin	Office	91,600	129,315	£5.3	1-Jul	100%
Subtotal						£13.5		
Value enhancing refurbishments update								
Pioneer Point	Internal & external remedial works to units glazing, refurb tenant amenity space	Ilford	PRS[3]	294 units	294 units	£16.5	1Q17	88%
Stillorgan SC	Refurb canopy, external cladding & store extension	Co Dublin	Retail	142,300	153,200	£16.1	4Q17	98%
9 Puerta del Sol	Retail redevelopment to flagship spec	Madrid	Retail	-	36,600	£7.7	4Q17	–
Fairmont, St Andrews	Refurb common areas and bedrooms	Scotland	Hotel	209 rooms	209 rooms	£6.0	2Q17	64%
Schoolhouse Lane	Full internal refurb and expansion of floor area	Dublin	Office	13,300	15,700	£2.6	2Q17	–
111 BPR	Refurb & extend of reception and escalators	London	Office	227,200	227,200	£2.4	3Q16	100%
Portmarnock	Refurb common areas, bedrooms & improve sense of arrival	Co Dublin	Hotels	135 rooms	135 rooms	£2.3	3Q16	84%
Theta, Lyon Way	Internal refurb of VM Ware space	Camberley	Office	50,800	50,800	£2.0	3Q16	33%
The Horizon Centre	Internal refurb of Deloitte space	Epsom	Office	29,500	29,500	£1.7	2Q17	33%
The Chase	Reception refurb, Landlord spec fit-out & acquisition DD items	Dublin	Office	175,600	175,600	£0.8	4Q16	69%
Subtotal						£58.1		
TOTAL						£71.6		

Notes
1 Estimated cost to complete
2 Projected completion date
3 Private rented sector residential

46
Kennedy Wilson Europe Real Estate Plc / Half-year results 2016

KENNEDY WILSON EUROPE REAL ESTATE PLC

47 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Office ITALY IRELAND1 UK 14 Dublin Rome Milan Florence 3 Aberdeen Edinburgh 4 Manchester Leeds Sheffield Birmingham Bristol London 13 3 SOUTH EAST £166m 11% Valuation 1,068 Area (‘000 sq ft) 9 Assets £545m 34% Valuation 798 Area (‘000 sq ft) 15 Assets £879m 55% Valuation 2,778 Area (‘000 sq ft) 32 Assets 2 2 Overview Financial review Portfolio review Summary Appendix UK focus Dublin County 1 Includes Baggot Plaza and Schoolhouse Lane Notes 1

48 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 KWE office portfolio summary 70% Dublin, C. London & SE1 34% 20% 16% 19% 11% Dublin Central London £1,590.2m South East Other UK Italy H1 16 office asset management wins Total1 Passing rent (£m) 85.9 Topped-up NOI (£m) 84.1 Portfolio valuation (£m) 1,590.2 Portfolio valuation (£psf) 342.4 Valuation uplift (£m) 20.2 Occupancy (%) 95.4 WAULT break (years) 5.6 WAULT expiry (years) 6.8 Overview Financial review Portfolio review Summary Appendix UK focus Via Spegazzini Rome Eton House Maidenhead Re-gear/ renewal New lease Rent review Total No. of transactions 2 3 4 9 Area (000 sq ft) 34.7 11.7 26.7 73.1 NOI uplift (£m) -0.1 0.1 0.2 0.2 Term to break (years) 5.1 7.3 – 5.6 Includes Baggot Plaza and Schoolhouse Lane Notes 1

49 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Towers Business Park, Manchester 21 Tenants c.20% Day 1 reversion 5.0 WAULT (years) 96% Occupancy 289,100 Area (sq ft) 6.7%1 Yield on cost £82m Purchase price c.8.0% Target yield on cost 10 Buildings Key tenants Scotscroft Worthington House Based on topped-up rent as at 30 June Notes 1 £284 psf Purchase price Overview Financial review Portfolio review Summary Appendix UK focus

50 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Retail SPAIN1 IRELAND UK £195m 25% Valuation 918 Area (‘000 sq ft) 18 Assets £159m 21% Valuation 516 Area (‘000 sq ft) 7 Assets £411m 54% Valuation 2,097 Area (‘000 sq ft) 131 Assets 4 SCOTLAND 3 WALES 14 SOUTH WEST 17 MIDLANDS 57 36 NORTH SOUTH EAST GREATER LONDON CENTRAL LONDON Almeria Cádiz Salamanca Pontevedra Madrid 5 Vizcaya 7 Barcelona Cork Dundalk 4 Dublin Dublin County Overview Financial review Portfolio review Summary Appendix UK focus Includes 9 Puerta del Sol Notes 1

51 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 KWE retail portfolio summary 26% 25% 15% 13% 12% 9% £765.0m Other UK Dublin Ireland regions London & SE Spain UK North 63% London/SE, Dublin, Spain1 Total1 Passing rent (£m) 47.5 Topped-up NOI (£m) 46.6 Portfolio valuation (£m) 765.0 Portfolio valuation (£psf) 216.6 Valuation uplift (£m) 10.9 Occupancy (%) 93.6 WAULT break (years) 8.9 WAULT expiry (years) 12.7 H1 16 retail asset management wins Overview Financial review Portfolio review Summary Appendix UK focus Marshes shopping centre Dundalk, Co Louth Carrefour Barcelona Re-gear/ renewal New lease Rent review Total No. of transactions 29 8 23 60 Area (000 sq ft) 70.6 9.1 91.7 171.4 NOI uplift (£m) -0.1 0.1 0.3 0.3 Term to break (years) 7.1 7.7 – 7.5 Includes 9 Puerta del Sol Notes 1

Overview | Financial review | Portfolio review | UK focus | Summary | Appendix

PRS

UK
PRS

£76m 35%
Valuation

294
Potential units




LONDON
Ilford Station
PIONEER POINT
Stratford
Tower of London
Canary Wharf
City Airport
Greenwich

IRELAND[1]
PRS

£144m 65%
Valuation

523
Potential units




DUBLIN
Phoenix Park
LIFFEY TRUST
VANTAGE
BLOCK K
Sandyford

Notes
1 Includes Block K

52
Kennedy Wilson Europe Real Estate Plc / Half-year results 2016

KENNEDY WILSON EUROPE REAL ESTATE PLC

53 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 KWE PRS portfolio summary Block K, 166 units PC July 16, on time and on budget Vantage, Central Park, 276 units Refurb of tenant amenities completed Total Jun-16 lettable units 516 No. of units once fully developed 953 2 Topped-up NOI (£m) 5.7 Portfolio valuation (£m) 219.5 1 Valuation (£ per lettable unit) 268,665 1 Valuation uplift (£m) 12.6 1 Occupancy of lettable (%) 93.9 1 57% 35% 8% £219.5m Co Dublin London Dublin 100% London, Dublin & Co Dublin 1 Key AM wins 516 166 682 135 136 953 0 200 400 600 800 1,000 1,200 Jun 15 Block K Pioneer Point Herberton Potential units 437 new units to be brought on stream in the next 18 months Includes Block K Includes loan assets Excludes commercial units 1 2 3 Notes (PC Jul-16) PPE Overview Financial review Portfolio review Summary Appendix UK focus

54 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Industrial x% Glasgow 3 Manchester 2 Leeds Walsall Middlewich Wellingborough Swindon London 12 4 SOUTH EAST UK £190m 100% Valuation 2,929 Area (‘000 sq ft) 34 Assets LONDON SOUTH EAST M25 Newbury Wokingham Merstham Sittingbourne Chelmsford Luton Wolverton Banbury Benfleet 2 Edmonton Croydon Alperton M25 3 2 2 Overview Financial review Portfolio review Summary Appendix UK focus

55 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 KWE industrial portfolio summary Total Passing rent (£m) 12.1 Topped-up NOI (£m) 12.4 Portfolio valuation (£m) 190.0 Portfolio valuation (£psf) 64.9 Valuation uplift (£m) -1.3 Occupancy (%) 94.2 WAULT break (years) 6.2 WAULT expiry (years) 7.2 28% 34% 16% 13% 6% 3% Greater London Scotland South West North South East Midlands 87% in institutional markets H1 16 industrial asset management wins £190.0m Overview Financial review Portfolio review Summary Appendix UK focus Colossus 1 Wincanton, Glasgow Fishponds Industrial Estate Wokingham Re-gear/ renewal New lease Rent review Total No. of transactions 3 6 3 12 Area (000 sq ft) 50.0 75.2 49.5 174.7 NOI uplift (£m) 0.0 0.3 0.0 0.3 Term to break (years) 15.1 7.4 – 9.7

56 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Annual fee Payment Base fee 1% of EPRA NAV Paid quarterly in arrears 50% in shares 50% in cash Performance fee 20% of total shareholder return above 10% hurdle rate Subject to annual high watermark 100% in shares 3-year lock-up, 1/3 each year Contract Minimum 3 years Post 3 years, termination subject to: 75% of independent shareholders voting to terminate On change of control of the investment manager, termination subject to: 50% of independent shareholders voting to terminate, no fee payable Summary of Investment Management Agreement Overview Financial review Portfolio review Summary Appendix UK focus

57 Kennedy Wilson Europe Real Estate Plc Half-year results 2016 Disclaimer This presentation is being provided to you for information purposes only. This presentation does not constitute an offering of securities or otherwise constitute an offer or invitation or inducement to any person to underwrite, subscribe for or otherwise acquire or dispose of securities in Kennedy Wilson Europe Real Estate Plc (“KWE”, and together with its subsidiaries, the “PLC Group”). KWE has not been, and will not be, registered under the US Investment Company Act of 1940, as amended. KWE's assets are managed by KW Investment Management Ltd (the “Investment Manager”), an indirect wholly owned subsidiary of Kennedy-Wilson Holdings, Inc. This presentation may not be reproduced in any form, further distributed or passed on, directly or indirectly, to any other person, or published, in whole or in part, for any purpose. Certain statements in this presentation are forward-looking statements which are based on the PLC Group's expectations, intentions and projections regarding its future performance, anticipated events or trends and other matters that are not historical facts. These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that would cause actual results or events to differ from current expectations, intentions or projections might include, amongst other things, changes in property prices, changes in equity markets, political risks, changes to regulations affecting the PLC Group's activities and delays in obtaining or failure to obtain any required regulatory approval. Given these risks and uncertainties, readers should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of such statements and, except as required by applicable law, no member of the PLC Group undertakes any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Past performance is no guide to future performance and persons needing advice should consult an independent financial adviser. Nothing in this presentation should be construed as a profit forecast. The information in this presentation, which does not purport to be comprehensive, has not been verified by the PLC Group or any other person. No representation or warranty, express or implied, is or will be given by any member of the PLC Group or its directors, officers, employees or advisers or any other person as to the accuracy or completeness of the presentation or any projections, targets, estimates, forecasts or opinions contained therein and, so far as permitted by law, no responsibility or liability is accepted for the accuracy or sufficiency thereof, or for any errors, omissions or miss-statements, negligent or otherwise, relating thereto. In particular, but without limitation, (subject as aforesaid) no representation or warranty, express or implied, is given as to the achievement or reasonableness of, and no reliance should be placed on any projections, targets, estimates or forecasts and nothing in this presentation is or should be relied on as a promise or representation as to the future. Accordingly, (subject as aforesaid), no member of the PLC Group, nor any of its directors, officers, employees or advisers, nor any other person, shall be liable for any direct, indirect or consequential loss or damage suffered by any person as a result of relying on any statement in or omission from the presentation or any other written or oral communication with the recipient or its advisers in connection with the presentation and (save in the case of fraudulent misrepresentation or wilful non-disclosure) any such liability is expressly disclaimed. The market data in the presentation has been sourced from third parties and has been so identified. In furnishing this presentation, the PLC Group does not undertake any obligation to provide any additional information or to update this presentation or to correct any inaccuracies that may become apparent. All property valuations in this presentation at 30 June 2016 have been undertaken by third party external valuers' under RICS Red Book. CBRE have valued the direct property assets (other than FIP which was completed by Colliers) and the loan portfolios have been fair valued by Duff & Phelps, in each case at 30 June 2016. Unless stated otherwise, information presented “to date” is information as at 4 August 2016 or for the period from 1 January 2016 to 4 August 2016, and any PPE information presented under “PPE” is information for the period from 1 July 2016 to 4 August 2016. Following the result of the UK’s EU membership referendum held on 23 June 2016, CBRE, the principal valuer, has noted in its valuation that it has not been possible to gauge the effect of this decision on property valuations at 30 June 2016 by reference to transactions and market comparables. We are now in a period of uncertainty in relation to many factors that may impact the property investment and letting markets. Unless stated otherwise, where balance sheet amounts in this presentation are presented in both £ and €, the £ amount has been calculated based on an exchange rate of €1:£0.83458, which was the rate on 30 June 2016. Income Statement amounts were translated at the average rate for the year.